Exhibit 99.5

CONSENT OF EXPERTS

We hereby consent to the disclosure in this annual report on Form 40-F of Gammon Lake Resources Inc. of our report "Ocampo, Chihuahua, Underground and Surface Mines Mill and Heap Leach - Bankable Feasibility Study" dated November 2004.  We also consent to the reference to us under the heading "Interest of Experts" in the Annual Information Form incorporated by reference in this annual report.

Kappes, Cassiday & Associates

By: /s/ Daniel Kappes
Title: President
Date: March 30, 2006